UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: June 05, 2007 (Date of earliest event reported)
Aradigm (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-28402 (Commission File Number)	94-3133088 (IRS Employer Identification Number)

3929 Point Eden Way (Address of principal executive offices)		94545 (Zip Code)
510-265-9000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 05, 2007, Aradigm Corporation announced the termination of Thomas C. Chesterman as the Company's Senior Vice President, Chief Financial Officer and Company Secretary. Mr Chesterman will leave the Company, effective June 20, 2007, to pursue other interests.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

            99.1       Press Release of registrant, dated June 5, 2007, entitled "Aradigm Announces Management Change".

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 05, 2007	ARADIGM By: /s/ Igor Gonda Igor Gonda President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of registrant, dated June 5, 2007, entitled "Aradigm Announces Management Change".